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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                      February 21, 2001 (February 14, 2001)


                               SVI HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)



         Nevada                       0-23049                  84-1131608
         ------                       -------                  ----------
(State or other jurisdiction of     (Commission        (I.R.S. Empl. Ident. No.)
incorporation or organization)      File Number)



         12707 High Bluff Drive, Suite 335, San Diego, California   92130
         --------------------------------------------------------   -----
               (Address of principal executive offices)           (Zip Code)


                                 (858) 481-4404
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              (Registrant's telephone number, including area code)


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ITEM 5.    OTHER EVENTS
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         On February 14, 2001, various private investment partnerships managed by ICM Investment Management, Inc. ("ICM") exercised their option (the "Option") to purchase 588,233 additional shares of common stock for gross proceeds of $500,000. The Option was granted pursuant to a stock purchase agreement entered into on December 22, 2000 between SVI, ICM and certain persons and entities related to ICM. Pursuant to the December 22, 2000 agreement, SVI also issued to each investor a warrant to purchase one common share at $1.50 ("Warrant") for each two common shares purchased upon exercise of the Option. SVI may call 50% of the Warrants, subject to certain conditions, if SVI's common shares have traded at a price above $2.00 per share for thirty consecutive days. SVI may call the remaining 50% of the Warrants, subject to certain conditions, if SVI's common shares have traded at a price above $3.00 per share for thirty consecutive days. In each case, the holder of a called Warrant will have thirty days after the call to exercise the Warrant, after which time the Warrant will expire.

         These securities were offered and sold without registration under the Securities Act of 1933, as amended (the "Act"), in reliance upon the exemption provided by Rule 506 of Regulation D thereunder, and an appropriate legend was placed on the common shares and Warrants and will be placed upon the common shares issuable upon exercise of the Warrants unless registered under the Act prior to issuance. SVI agreed to file a resale registration statement under the Act covering the common shares sold and the common shares issuable upon exercise of the Option and the Warrants. SVI filed such registration statement on January 23, 2001, but it has not been declared effective by the Securities and Exchange Commission as of the date of this report.

         The proceeds from this option exercise will be used for working capital.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS
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(a)      Financial statements of businesses acquired.
         Not applicable.

(b)      Pro forma financial statements.
         Not applicable.

(c)      Exhibits

         10.1 Convertible Promissory Note and Grant of Security Interest, incorporated by reference to exhibit 10.1 in the Company's Form 8-K filed January 8, 2001.

         10.2     Common Stock Purchase Agreement, incorporated by reference to exhibit 10.2 in the Company's Form 8-K filed January 8, 2001.

         10.3     Investors' Rights Agreement, incorporated by reference to
                  exhibit 10.3 in the Company's Form 8-K filed January 8, 2001.

         10.4 Form of Warrant To Purchase Common Stock, incorporated by reference to exhibit 10.4 in the Company's Form 8-K filed January 8, 2001.

Schedules and similar attachments to these exhibits have not been filed, but will be provided supplementally to the Commission upon request.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           SVI HOLDINGS, INC.




Date:    February 21, 2001                 By: /s/ THOMAS A. DOROSEWICZ
                                              -------------------------
                                              Chief Executive Officer



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